Calvert Social Investment Fund

February 1, 2017 as revised March 23, 2017

STATEMENT OF
ADDITIONAL INFORMATION
February 1, 2017
as revised March 23, 2017

CALVERT SOCIAL INVESTMENT FUND

Calvert Balanced Portfolio

Calvert Bond Portfolio

Calvert Equity Portfolio

4550 Montgomery Avenue
Bethesda, Maryland 20814
1-800-368-2745

Class (Ticker)
Calvert Balanced Portfolio	A (CSIFX)	C (CSGCX)	I (CBAIX)	Y (CBAYX)
Calvert Bond Portfolio	A (CSIBX)	C (CSBCX)	I (CBDIX)	Y (CSIYX)
Calvert Equity Portfolio	A (CSIEX)	C (CSECX)	I (CEYIX)	Y (CIEYX)

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI.

This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund’s (each a “Fund” and collectively referred to as the “Funds”) Prospectus dated February 1, 2017. Each Fund’s Prospectus and most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund at 800-368-2745, or visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Principal Investment Policies and Risks	3
Non-Principal Investment Policies and Risks	9
Additional Risk Disclosure	21
Investment Restrictions	22
Dividends, Distributions, and Taxes	23
Net Asset Value	24
Calculation of Performance	24
Purchase and Redemption of Shares	26
Trustees and Officers	27
Investment Adviser and Sub-Advisers	31
Portfolio Manager Disclosure	32
Administrative Services	36
Method of Distribution	37
Transfer and Shareholder Servicing Agents	39
Portfolio Transactions	39
Portfolio Holdings Disclosure	41
Personal Securities Transactions	42
Proxy Voting Disclosure	42
Process for Delivering Shareholder Communications to the Board of Trustees	42
Independent Registered Public Accounting Firm and Custodian	43
General Information	43
Control Persons and Principal Holders of Securities	43
Financial Statements	47
Appendix A – Summary of Adviser Proxy Voting Policy and Procedures	48
Appendix B – Fund Global Proxy Voting Guidelines	49
Appendix C – Corporate Bond and Commercial Paper Ratings	67
Appendix D – Additional Information Required by Certain Local Jurisdictions	69

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. Each Fund may purchase foreign securities directly on foreign markets. These securities are subject to the risk of currency fluctuation relative to the U.S. dollar. Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions. In addition, a foreign issuer may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuer’s assets or securities. The imposition of such sanctions could impair the market value of the securities of the foreign issuer and limit a Fund’s ability to buy, sell, receive or deliver the securities. The Funds may also invest in American Depositary Receipts (“ADRs”) and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts (“GDRs”). ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers’ stock, the Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

U.S. government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Large-Cap Issuers (Applies To Calvert Balanced And Equity)

Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large-cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technology, and may offer less potential for long-term capital appreciation.

Mid-Cap Issuers (Applies To Calvert Balanced)

The securities of mid-cap issuers often have greater price volatility, lower trading volume and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers.  These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Below Investment Grade Debt Securities (Applies To Calvert Bond)

Below investment grade debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard and Poor’s Ratings Services (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc., known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix C for a description of the ratings.)  Unless otherwise stated in the Prospectus, the Bond Portfolio considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (“NRSRO”), or is an unrated security of comparable quality as determined by the Adviser or Sub-Adviser, if any. Below investment grade debt securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

The quality limitation set forth in the Fund’s investment policy is determined immediately after the Fund’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund’s investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Short-Term Instruments (Applies To Calvert Bond)

The Bond Portfolio may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Trust Preferred Securities (Applies To Calvert Bond)

The Bond Portfolio may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike traditional preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.

Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.

Asset-Backed Securities (Applies To Calvert Balanced and Bond)

The Balanced and Bond Portfolios may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

Municipal Securities (Applies To Calvert Bond)

Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that the Bond Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued under prior federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Collateralized Mortgage Obligations (Applies To Calvert Balanced and Bond)

The Balanced and Bond Portfolios may invest in collateralized mortgage obligations (“CMOs”). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.

Federal Home Loan Mortgage Corporation (“FHLMC”) has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

Interest Only and Principal Only Mortgage-Backed Securities (Applies To Calvert Bond)

The Bond Portfolio may also invest in Interest Only (“IO”) and Principal Only (“PO”) mortgage-backed securities.  IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities.  IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.

PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

U.S. Government-Sponsored Obligations (Applies To Calvert Balanced and Bond)

The Balanced and Bond Portfolios may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) and FHLMC, commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association (“GNMA”) certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA’s guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC’s guarantee is backed by reserves set aside to protect holders against losses due to default.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

U.S. Government-Backed Obligations (Applies To Calvert Balanced and Bond)

The Balanced and Bond Portfolios may invest in U.S. Treasury obligations and other U.S. government-backed obligations.

U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. government guarantees that interest and principal will be paid when due.

Other U.S. Government Obligations. The Funds may invest in other obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. government agency or instrumentality may not be backed by the full faith and credit of the United States.)

Futures Transactions (Applies To Calvert Bond)

The Bond Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Adviser, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC.  Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

The Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The purchase and sale of futures contracts is for the purpose of hedging the Fund’s holdings of long-term debt securities. Futures contracts based on U.S. government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in the Fund’s portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Thus, if the Fund owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into futures contracts for the purchase of U.S. government securities or GNMA certificates and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term securities in the cash market. The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline.

Regulatory Limitations. The Adviser to the Fund has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Adviser can claim an exclusion with respect to the Fund if the Fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  If the Fund’s use of futures contracts does not comply with these limits, then the Adviser would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s commodity pool operator or commodity trading advisor, and the Fund would be subject to regulation under the Commodity Exchange Act. The Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

The Fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.

In instances involving the purchase of futures contracts that allow for physical settlement (e.g., futures on Treasury securities), or call options thereon, or the writing of put options thereon, by a Fund, liquid assets, equal to 100% of the purchase price of the futures contracts and options thereon (less any related margin deposits), will be earmarked or segregated by the Fund’s custodian to cover the position.

In instances involving the purchase of cash-settled futures contracts, or call options thereon, or the writing of put options thereon, by a Fund, liquid assets securities equal to the Fund’s daily marked-to-market net obligation, if any, of the futures contracts and options thereon (less any related margin deposits) will be earmarked or segregated by the Fund’s custodian to cover the position.

Additional Risks of Futures Contracts. If the Fund has sold futures to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged. Where the Fund has sold futures to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts and also experience a decline in the value of its portfolio securities.

The Fund can close out futures positions in the secondary market only on an exchange or board of trade or with an over-the-counter (“OTC”) market maker. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily margin payments in the event of adverse price movements.

Leveraged Loans (Applies To Calvert Bond)

The Bond Portfolio may invest in leveraged loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the net asset value (“NAV”) of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Many loans are not registered with the SEC or any state securities commission and are not often rated by any NRSRO. Generally there is less readily available, reliable information about most loans than is the case for many other types of securities.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning counterparty. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the counterparty that is selling the participation. In the event of the insolvency of the counterparty selling a participation, the Fund may be treated as a general creditor of the counterparty and may not benefit from any set-off between the counterparty and the borrower.

Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by: political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation, resulting in less publicly available information about the borrowers.

Real Estate Investment Trusts (Applies To Calvert Balanced and Equity)

The Funds may make investments related to real estate, including real estate investment trusts (“REITs”).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REIT, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders, including a Fund.

Small-Cap Issuers (Applies To Calvert Balanced)

The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available, so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Forward Foreign Currency Contracts (Applies To Calvert Balanced, Bond and Equity)

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Balanced, Bond and Equity Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded both in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, a Fund may have exposure to a particular foreign currency from the Fund’s portfolio securities and the Adviser and/or Sub-Adviser may anticipate a substantial decline in the value of that currency against the U.S. dollar. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

In general, a Fund covers its daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities, financial instruments or foreign currencies. To the extent that a Fund is not able to cover its cash-settled forward currency positions with such underlying assets, the Fund earmarks or segregates cash equal to its daily marked-to-market net obligation under the forward currency contract. To the extent that a Fund is not able to cover forward currency positions that may be physically settled, the Fund earmarks or segregates cash equal to the difference between the purchase price due on the settlement date and any partial cover held by the Fund.  If the value of the securities used to cover a position or the value of earmarked or segregated assets declines, a Fund will find alternative cover or earmark or segregate additional cash or other liquid assets on a daily basis so that the value of the earmarked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.

Emerging Market Securities

The Funds define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) (Standard) Index.  Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries.  These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of, or reverse the liberalization of, foreign investment policies now occurring and adversely affect existing investment opportunities.  Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a Fund’s income from investments in securities or debt instruments of emerging market country issuers.  Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Real Estate Investment Trusts (Applies To Calvert Bond)

The Fund may make investments related to real estate, including real estate investment trusts (“REITs”).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REIT, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders, including a Fund.

Short-Term Instruments (Applies To Calvert Balanced and Equity)

See “Short-Term Instruments” in “Supplemental Information on Principal Investment Policies and Risks” above.

Repurchase Agreements

Each Fund may invest in repurchase agreements. Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether a Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser under the direction and supervision of the respective Fund’s Board of Trustees/Directors. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due a Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Temporary Defensive Positions

For temporary defensive purposes — which may include a lack of adequate purchase candidates or an unfavorable market environment — each Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds’ investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.

The Funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks (“Yankee” instruments) and obligations of foreign branches of U.S. banks (“Eurodollar” instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See “Foreign Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.

Certificates Of Deposit

Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Bankers’ Acceptances

Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Bank Time Deposits

Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Commercial Paper

Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Small-Cap Issuers (Applies To Calvert Equity)

The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available, so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Repurchase Agreements (Applies To Calvert Balanced (Equity Portion) and Equity)

Each of the Balanced (equity portion) and Equity Portfolios may invest up to 10% of its net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes. See “Repurchase Agreements” in “Supplemental Information on Principal Investment Policies and Risks” above.

Reverse Repurchase Agreements

Each of the Funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed-upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, and the agreement has a specified repurchase price, a Fund will earmark or segregate liquid assets at least equal in value to the Fund’s obligations under the reverse repurchase agreement (inclusive of interest charges).

During the time a reverse repurchase agreement is outstanding, and the agreement does not have a specified repurchase price, a Fund will earmark or segregate liquid assets at least equal in value to the proceeds received by the Fund on any sale subject to repurchase (plus accrued interest).

A Fund’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Adviser believes present minimal credit risks under guidelines adopted by each Fund’s Board of Trustees/Directors.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Trust Preferred Securities (Applies To Calvert Balanced)

See “Trust Preferred Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.

Municipal Securities (Applies To Calvert Balanced)

See “Municipal Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.

Limited Partnerships (Applies To Calvert Balanced and Equity)

A Fund may invest in limited partnerships, primarily through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Funds, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Funds with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their qualification as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended.  The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership.  A Fund’s liability generally is limited to the amount of its commitment to the partnership.  When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Manager Discovery Program (Applies To Calvert Balanced and Equity)

As part of CRM’s ongoing commitment to promote equal opportunity, Calvert has introduced the Manager Discovery Program. The program allocates up to 5% of the net assets of a Fund (other than an Asset Allocation Fund) to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of a Fund. No firm currently participates in the program.

Special Equities Investments (Applies To Calvert Balanced and Equity)

The Special Equities program allows a Fund to promote responsible investment goals through privately placed investments. As stated in the Prospectus, the Board of the Fund identifies, evaluates and selects Special Equities investments.

The Special Equities program, while generally comprising a small percentage of any participating Fund’s assets, invests in many investments that involve relatively high risks. These include foreign securities, below investment grade debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. See “Foreign Securities” and “Below Investment Grade Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks” above, and “Emerging Market Securities”, “Real Estate Investment Trusts”, “Small-Cap Issuers”, “Limited Partnerships”, “Securities with Equity and Debt Characteristics”, and “Illiquid Securities” in this section on Non-Principal Investment Policies and Risks.  Funds participating in the Special Equities program may also invest in unsecured debt, which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.

Each Fund has retained independent consultants to provide investment research and other research-related services with respect to the Special Equities program. The aggregate compensation amount paid by each Fund to the consultants for the fiscal year ended September 30, 2016 was as follows:

Calvert Balanced	$53,043
Calvert Equity	$149,639

Securities with Equity and Debt Characteristics (Applies To Calvert Balanced and Equity)

The Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Below Investment Grade Debt Securities (Applies To Calvert Balanced and Equity)

See “Below Investment Grade Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.

Leveraged Loans (Applies To Calvert Balanced)

See “Leveraged Loans” in “Supplemental Information on Principal Investment Policies and Risks” above.

Exchange-Traded Funds (“ETFs”)

ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day’s next calculated net asset value. Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.

Each Fund may purchase shares of ETFs for the purpose of managing the Fund’s cash position consistent with the Fund’s benchmark.  For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Adviser and/or Sub-Adviser decides to make other permissible investments.  Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to raise cash. The Balanced and Bond Portfolios may also invest in ETFs to gain broad market or sector exposure or when the Adviser and/or Sub-Adviser believes share prices of ETFs offer attractive values. The responsible investment criteria of the Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF.  Accordingly, the Fund could have indirect exposure to a company that does not meet the Fund’s responsible investment criteria and that could therefore not be purchased directly by the Fund.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF’s index), (iii) tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value, and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Fund.  Therefore, the Fund’s purchase of an ETF results in the layering of expenses, such that shareholders of the Fund indirectly bear a proportionate share of any operating expenses of the ETF.

Illiquid Securities

Each Fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Adviser will monitor the amount of illiquid securities in the Fund, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.

Notwithstanding the above, a Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments.  The Board has adopted guidelines as part of the Valuation Procedures and delegated to the Adviser the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.

Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund’s Board.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Derivatives

A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Fund. A Fund can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Fund’s portfolio securities. If the Adviser and/or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.

Options and Futures Contracts (See Below Regarding Options Applicable To Calvert Bond)

The Balanced and Equity Portfolios may purchase put and call options and write covered call options and secured put options on securities which meet the applicable Fund’s responsible investing criteria, and may employ a variety of option combination strategies. Each Fund may also engage in the purchase and sale of futures contracts, including interest rate futures contracts. In addition, each Fund may write covered call options and secured put options on such futures contracts. Each Fund’s use of options and futures is described more fully below.

These Funds may engage in such transactions only for hedging purposes, including hedging of a Fund’s cash position. They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price. This difference, known as the option’s intrinsic value, determines whether an option is “in-the-money” (meaning the option exercise price is less than the current market value of the security underlying the option), “at-the-money” (meaning the option exercise price is equal to the current market value of the security underlying the option), or “out-of-the-money” (meaning the option exercise price is greater than the current market value of the security underlying the option), at any point in time. If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option. Options that expire out-of-the-money are worthless, resulting in a loss of the entire premium paid.

Other principal factors that affect the market value of an option include supply and demand, interest rates, and the current market price and price volatility of the underlying security.

Purchasing Options.  A Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  A Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.

Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

value or other valuation factors.  A Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options.  Each Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Funds may only write covered call options and secured put options, which mitigate these substantial risks.  A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.

Call Options.  A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.

Each Fund may write covered call options on securities.  This means that so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security.  A Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forgo future appreciation of the securities covered by the option. A Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When a Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options.  A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  If it is contemplating an investment in a security but is uncertain about its near-term price trajectory, a Fund could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

A Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When a Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Exchange-Traded Options.  A Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund’s responsible investment criteria and on foreign currencies.  Options exchanges may provide liquidity in the secondary market. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Funds from closing an options position, which could impair the Funds’ ability to hedge effectively. The inability to close out a written option position may have an adverse effect on a Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.

Futures Transactions. The Balanced and Equity Portfolios may purchase and sell futures contracts, but only when, in the judgment of the Adviser and/or Sub-Adviser, such a position acts as a hedge.  The Funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC.  Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Adviser and/or Sub-Adviser judge market conditions incorrectly or employ a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Options on Futures Contracts. Each Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  These Funds may also enter into closing transactions with respect to such options to terminate an existing position.

Each Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Regulatory Limitations. The Adviser to the Funds has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Adviser can claim an exclusion with respect to each Fund if the Fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  If a Fund’s use of futures contracts does not comply with these limits, then the Adviser would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s commodity pool operator or commodity trading advisor, and that Fund would be subject to regulation under the Commodity Exchange Act. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Each Fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.

In instances involving the purchase of futures contracts that allow for physical settlement (e.g., futures on Treasury securities), or call options thereon, or the writing of put options thereon, by a Fund, liquid assets, equal to 100% of the purchase price of the futures contracts and options thereon (less any related margin deposits), will be earmarked or segregated by the Fund’s custodian to cover the position.

In instances involving the purchase of cash-settled futures contracts, or call options thereon, or the writing of put options thereon, by a Fund, liquid assets securities equal to the Fund’s daily marked-to-market net obligation, if any, of the futures contracts and options thereon (less any related margin deposits) will be earmarked or segregated by the Fund’s custodian to cover the position.

Additional Risks of Options and Futures Contracts.  If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The Funds can close out futures positions and options on futures in the secondary market only on an exchange or board of trade. Although the Funds intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Funds from closing a futures position or an option on a futures contract, which could require a Fund to make daily margin payments in the event of adverse price movements. If a Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund’s responsible investing criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Options (Applies To Calvert Bond)

The Bond Portfolio may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, the Fund may write covered call options and secured put options on futures contracts.

The Fund may engage in such transactions only for hedging purposes, including hedging of the Fund’s cash position. The Fund may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.

Purchasing Options.  The Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.

Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options.  The Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Fund may only write covered call options and secured put options, which mitigate these substantial risks.  A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.

Call Options.  A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.

The Fund may write covered call options on securities.  This means that as long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security.  The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. The Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When the Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options.  A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  A Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

The Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When the Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Exchange-Traded Options.  The Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Fund from closing an options position, which could impair the Fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.

Options on Futures Contracts.  The Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Fund may also enter into closing transactions with respect to such options to terminate an existing position.

The Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Additional Risks of Options.  If the Fund takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the options that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of options and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where the Fund has taken options positions to hedge against a decline in the market, the price of the option may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the option and also experience a decline in the value of its portfolio securities.

The hours of trading for options on U.S. government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. government securities markets close, significant movements in rates and prices may occur in the government securities markets that cannot be reflected in the options markets.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

The Fund can close out options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Funds intend to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent the Fund from closing an option on a futures contract, which could require the Fund to make daily margin payments in the event of adverse price movements. If the Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund’s responsible investment criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Lending Portfolio Securities

A Fund may lend portfolio securities to certain financial institutions and broker/dealers, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets.

Any such loans must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis.  A Fund that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.

The advantage of such loans is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral, which may be invested in accordance with the Fund’s investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Adviser and/or Sub-Adviser deem creditworthy and only on terms the Adviser and/or Sub-Adviser believe should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

Short Sales (Applies To Calvert Balanced and Bond)

The Balanced and Bond Portfolios may engage in short sales of U.S. Treasury securities for the purposes of managing duration of the Fund. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, a broker retains the proceeds the seller receives from the sale until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Short sales expose a Fund to the risk that it will be required to acquire, cover or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If a Fund makes a short sale, it must earmark or segregate assets, equal to no less than 100% of the market value of the securities sold short, determined to be liquid by the Adviser. However, the amount of segregated assets may be reduced by the cash or securities of the Fund on deposit as collateral in connection with the short sale (in either the broker-posted margin account or a third-party account on behalf of the broker), except that the amount of segregated assets may not be reduced by the proceeds from the short sale.

Swap Agreements

Each Fund may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks.  The Funds will only enter into swap agreements for hedging purposes.  The counterparty to any swap agreement must meet credit guidelines as determined by the Adviser and/or Sub-Adviser.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions.  If the Adviser and/or Sub-Adviser is incorrect in its forecasts of market variables, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Credit default swaps are one type of swap agreement that the Bond Portfolio may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment may compensate the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the Fund would bear the losses resulting from the credit event. The Bond Portfolio will only invest in credit default swaps for hedging purposes.

To the extent a Fund sells or writes credit default swaps, the Fund will earmark or segregate cash or assets determined to be liquid by the Fund, or enter into offsetting positions, with a value at least equal to the full notional amount of the reference asset(s) that underlies the contract.

To the extent a Fund purchases credit default swaps, the Fund will earmark or segregate cash or assets determined to be liquid by the Fund, or enter into offsetting positions, with a value at least equal to 100% of the Fund’s potential exposure under the swap agreement (including the amount of payments due under the swap, any termination fee and either the referenced security or an amount equal to its market value).

Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Segregation of liquid assets, however, will not limit the Fund’s exposure to loss. To maintain this required margin, the Fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the Fund’s ability to otherwise invest those assets in other securities or instruments. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

U.S. Government-Sponsored Obligations (Applies To Calvert Equity)

See “U.S. Government-Sponsored Obligations” in “Supplemental Information on Principal Investment Policies and Risks” above.

U.S. Government-Backed Obligations (Applies To Calvert Equity)

See “U.S. Government-Backed Obligations” in “Supplemental Information on Principal Investment Policies and Risks” above.

Charitable Contributions

On occasion, a Fund may make de minimis charitable contributions to groups intended to further the Fund’s responsible investment criteria, including but not limited to educating investors about responsible investing.

ADDITIONAL RISK DISCLOSURE

Financial Markets Risk

Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Funds.  The Adviser and each Sub-Adviser generally will take these and other economic conditions into consideration when making investment decisions for a Fund and will seek to manage the Fund in a manner consistent with achieving that Fund’s investment objective, but there can be no assurance that the Adviser or Sub-Adviser will be successful in doing so.

Cybersecurity Risk

With the increased use of technologies by Fund service providers, such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s investment adviser or administrator, principal underwriter and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Operational Risk

A Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Borrowing for Temporary Purposes

A Fund may borrow for temporary purposes (to finance the purchase or sale of securities for prompt delivery or finance the redemption of shares). The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangements. The Fund is limited on how much it may borrow under the credit arrangements. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under the credit arrangements are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lender may have the right to cause a liquidation of Fund assets and, if any such default is not cured, the lender may be able to control the liquidation as well. Credit arrangements are subject to annual renewal, which cannot be assured. If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs. Because the Fund is a party to joint credit arrangements, it may be unable to borrow some or all of its requested amounts at any particular time. Borrowings involve additional expense to the Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Calvert Balanced and Equity Portfolios:

1.

Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

2.

No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

3.

No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

4.

No Fund may underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be an underwriting.

5.

No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

6.

No Fund may lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the Securities and Exchange Commission (“SEC”) staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Each Fund may invest up to 10% of its net assets in reverse repurchase agreements.

Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.

Nonfundamental Investment Restrictions

The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Calvert Balanced, Bond, and Equity Portfolios may not:

1.

Under normal circumstances, invest less than 80% of its net assets in equities (Equity Portfolio only).

2.

Under normal circumstances, invest less than 80% of its net assets in fixed income securities (Bond Portfolio only).

3.

Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Fund’s net assets.

4.

Purchase illiquid securities if more than 15% of the value of that Fund’s net assets would be invested in such securities.

5.

Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

6.

Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

7.

Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

8.

Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Fund’s total assets. No Fund will make any purchases of securities if borrowing exceeds 5% of its total assets (15% of total assets for the Bond Portfolio).

9.

With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryforwards, if any, have been used or have expired. Utilization of these capital loss carryforwards may be subject to annual limitations under section 382 of the Code.

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in the Balanced, Equity and Bond Portfolios if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; (c) the Fund’s identifying CUSIP number; and (d) cost basis information for shares acquired on or after January 1, 2012.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

Many states do not tax the portion of a Fund’s dividends that is derived from interest on U.S. government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. government obligations. Shareholders should consult their tax advisors about the tax status of dividends and distributions from a Fund in their respective jurisdictions.

Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. In addition, for individual investors, some dividends may be identified as “qualified dividend income” and may be eligible for the reduced federal tax rate.

NET ASSET VALUE

The public offering price of the shares of each Fund is its net asset value (“NAV”) per share (plus, for Class A shares, the applicable sales charge).  A Fund’s NAV per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.  The NAV fluctuates based on the respective market values of each Fund’s investments.  The NAV per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine NAV on certain national holidays or other days on which the New York Stock Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating NAV, each Fund follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting”. Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

CALCULATION OF PERFORMANCE

Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.  See the Prospectus for the Fund’s standardized (with maximum load) performance results for the period ended December 31, 2016 and for the fiscal year ended September 30, 2016.  Average annual total returns (before the deduction of taxes) without maximum load for Class A and Class C shares for the periods ended September 30, 2016, are as follows:

Before Taxes

Periods Ended September 30, 2016	Class A Total Return	Class C Total Return		Class I Total Return		Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
Calvert Balanced
One year	3.76%	8.93%	7.05%	8.05%	9.32%	9.15%
Five years	8.40%	9.46%	8.58%	8.58%	9.97%	9.60%
Ten years	4.28%	4.79%	3.91%	3.91%	5.30%	4.85%

Periods Ended September 30, 2016	Class A Total Return	Class C Total Return		Class I Total Return		Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
Calvert Bond
One year	1.96%	5.96%	4.05%	5.05%	6.35%	6.26%
Five years	2.57%	3.36%	2.51%	2.51%	3.92%	3.65%
Ten years	3.77%	4.17%	3.33%	3.33%	4.77%	4.40%

Periods Ended September 30, 2016	Class A Total Return	Class C Total Return		Class I Total Return		Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
Calvert Equity
One year	3.42%	8.57%	6.73%	7.73%	8.99%	8.89%
Five years	12.67%	13.77%	12.94%	12.94%	14.34%	14.16%
Ten years	6.84%	7.36%	6.55%	6.55%	7.93%	7.65%

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

After Taxes on Distributions

Periods Ended September 30, 2016	Class A Total Return With Maximum Load
Calvert Balanced
One year	0.55%
Five years	6.69%
Ten years	3.18%

Periods Ended September 30, 2016	Class A Total Return With Maximum Load
Calvert Bond
One year	0.87%
Five years	1.36%
Ten years	2.38%

Periods Ended September 30, 2016	Class A Total Return With Maximum Load
Calvert Equity
One year	-1.64%
Five years	10.67%
Ten years	5.60%

After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2016	Class A Total Return With Maximum Load
Calvert Balanced
One year	2.45%
Five years	6.26%
Ten years	3.17%

Periods Ended September 30, 2016	Class A Total Return With Maximum Load
Calvert Bond
One year	1.00%
Five years	1.45%
Ten years	2.37%

Periods Ended September 30, 2016	Class A Total Return With Maximum Load
Calvert Equity
One year	2.53%
Five years	10.07%
Ten years	5.46%

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders.  Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, receives the order in good order.  The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.

The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

The Funds do not issue share certificates.  Shares are electronically recorded.  If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request.  If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.

Each Fund has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act.  The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.

See the Fund’s Prospectus for additional details on purchases and redemptions.

TRUSTEES AND OFFICERS

Each Fund’s Board of Trustees supervises that Fund’s activities and reviews its contracts with companies that provide it with services.  Business information about the Trustees as well as information regarding the experience, qualifications, attributes and skills of the Trustees is provided below.  Independent Trustees refers to those Trustees who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Independent Trustees
RICHARD L. BAIRD, JR. 1948	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
ALICE GRESHAM BULLOCK 1950	Chair and Trustee	2016	Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).	37	None
CARI DOMINGUEZ 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
JOHN G. GUFFEY, JR. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).	37	Ariel Funds (3) (asset management) (through 12/31/11) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES D. HARPER, III 1962	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) (since October 2014). Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram), (November 1999 – September 2014).	37	Bridgeway Funds (14) (asset management)
JOY V. JONES 1950	Trustee	1990	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
ANTHONY A. WILLIAMS 1951	Trustee	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37

Freddie Mac

Evoq Properties / Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Debt Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research organization)

Interested Trustees
JOHN H. STREUR* 1960	Trustee and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

37

Portfolio 21 Investments, Inc. (asset management)(through October 2014)

Managers Investment Group LLC (asset management)(through January 2012)

The Managers Funds (asset management) (through January 2012)

Managers AMG Funds (asset management) (through January 2012)

Calvert Social Investment Foundation

Principal Officers who are not Trustees

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
HOPE BROWN 1973	Chief Compliance Officer	2014

Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

MAUREEN A. GEMMA 1960	Secretary and Vice President	2016

Vice President of CRM and officer of 37 registered investment companies advised by CRM.  Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

JAMES F. KIRCHNER 1967	Treasurer	2016

Vice President of CRM and officer of 37 registered investment companies advised by CRM.  Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Fund because of his positions with the Fund’s Adviser and certain affiliates.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

The address of the Trustees and Ms. Brown is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. The address of Ms. Gemma and Mr. Kirchner is Two International Place, Boston, Massachusetts 02110. As of December 31, 2016, Trustees and Officers of the Fund as a group own less than 1% of the Fund’s outstanding shares.

Trustees’ Ownership of Fund Shares

The Trustees owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2016:

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Richard L. Baird, Jr.(2)	Alice Gresham Bullock(2)(3)	Cari Dominguez(2)(3)	John G. Guffey, Jr.(2)	Miles D. Harper, III(2)(3)	Joy V. Jones(2)(3)	John H. Streur(1)	Anthony A. Williams(2)
Balanced Portfolio	None	None	None	Over $100,000	$10,001 - $50,000	None	None	None
Bond Portfolio	$10,001 - $50,000	None	None	Over $100,000	None	Over $100,000	None	None
Equity Portfolio	Over $100,000	None	$10,001 - $50,000	$50,001 - $100,000	Over $100,000	Over $100,000	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Calvert Family of Funds	Over $100,000	None	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

(1)

Interested Trustee.

(2)

Independent Trustee.

(3)

Mmes. Bullock and Dominguez and Mr. Williams began serving as Trustees effective December 23, 2016. Information for each is provided as of September 30, 2016.

Trustee Compensation Table

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Board member who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the fiscal year ended September 30, 2016, the Trustees of the Trust earned the following compensation in their capacities as Board members from the Trust.  For the year ended December 31, 2016, the Board members earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

Source of Compensation	Richard L. Baird	Alice Gresham Bullock	Cari Dominguez	John Guffey, Jr.	Miles D. Harper, III	Joy V. Jones	Anthony A. Williams
Trust(2)	$53,597(3)	$31,434	$28,125	$47,084(4)	$47,084(5)	$47,084(6)	$28,125
Trust and Fund Complex(1)	$157,051	$95,000	$85,000	$138,529	$77,968	$78,471	$85,000

(1)

As of February 1, 2017, the Calvert fund complex consists of 37 registered investment companies.  Mmes. Bullock, Dominiguez and Jones and Mr. Harper began serving as Trustees effective December 23, 2016, and thus the compensation figures listed for the Trust and Trust and Fund Complex are estimated based on amounts each would have received if they had been Trustees for the full fiscal year ended September 30, 2016 and for the full calendar year ended December 31, 2016.

(2)

The Trust consisted of 6 Funds as of September 30, 2016.

(3)

Includes $4,446 of deferred compensation.

(4)

Includes $5,365 of deferred compensation.

(5)

Includes $47,084 of deferred compensation.

(6)

Includes $27,966 of deferred compensation.

(7)

Includes $9,500 of deferred compensation.

(8)

Includes $13,862 of deferred compensation.

(9)

Includes $77,968 of deferred compensation.

(10)

Includes $46,608 of deferred compensation.

(11)

Includes $8,500 of deferred compensation.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Board Structure

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Ms. Gresham Bullock serves as Chair of the Board as an “independent” Board member.

The Funds’ Audit Committees approve and recommend to their respective Boards the approval of independent public accountants to conduct the annual audit of each applicable Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the Fund’s annual audit; and reviews the performance of, and fees charged by, the independent public accountants for professional services.  In addition, the Audit Committees meet with each Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. The following individuals are members of the Board’s Audit Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones.  Mr. Harper has been designated as the Audit Committee Financial Expert.

The Governance Committee of each of the Funds addresses matters of fund governance, including policies on Trustee compensation and on Board and committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee -- e.g., the initiation and consideration of nominations for the appointment or election of independent Trustees of the Boards, as applicable.  When identifying and evaluating prospective nominees for vacancies on the Board, the Committee reviews all recommendations in the same manner, including those received from shareholders.  The Committee determines if the prospective nominee meets the specific qualifications set forth in the Committee’s charter, and any other qualifications deemed to be important by the Committee.

The Board believes that diversity is an important attribute of a well-functioning board. The Governance Committee is responsible for advising the Board upon request on matters of diversity, including race, gender, culture, thought, and geography; and for recommending, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.  In the process of searching for qualified persons to serve on the Board, the Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Committee’s diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse Board, the Committee may: (i) develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers; (ii) strive to use the current network of organizations and trade groups that may help identify diverse candidates; and (iii) periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search.  The Committee shall, as it deems appropriate, periodically review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity, required for the Board to fulfill its duties.  The following individuals serve as members of the Consolidated Board’s Governance Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Adviser, the Sub-Advisers and other service providers to the Funds have implemented various processes, procedures and controls to identify and address risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board of Trustees exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. Each Board and each Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives regular reports from the Adviser on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities.  The Board also receives reports from the Funds’ primary service providers, including the Sub-Advisers, regarding their operations as they relate to the Funds.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

INVESTMENT ADVISER AND SUB-ADVISERS

The Funds’ Investment Adviser is Calvert Research and Management (“CRM” or the “Adviser”), a subsidiary of Eaton Vance Management (“Eaton Vance”) which is a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company.

Under the Investment Advisory Agreement with respect to the Funds, the Adviser provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board of Trustees. The Adviser provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Adviser or its affiliates.  Each Fund pays all expenses other than those expressly assumed by CRM, including, among other things, fees paid to the investment adviser pursuant to the investment advisory agreement; legal and audit expenses; fees and expenses related to the registration and qualification of each Fund and distribution of its shares under federal and state securities laws; compensation of the administrator; fees, expenses, and disbursements of transfer agents, registrars, custodians, dividend disbursing agents, and shareholder servicing agents for all services to the Funds; compensation and expenses of the Trustees, who are not members of CRM’s organization; brokerage commissions and other expenses associated with the purchase, holding, and sale of portfolio securities; taxes and interest; all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares; expenses of preparing, typesetting, printing, and distributing prospectuses of the Trust; insurance expenses; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust/Corporation to indemnify its Trustees/Directors and officers with respect thereto.

Under the Investment Advisory Agreement, the Adviser receives an annual fee as described in the Prospectus. The Adviser reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Adviser may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund’s Prospectus. For those Funds with multiple classes, investment advisory fees are allocated among classes as a Fund-level expense based on net assets.

Prior to December 31, 2016, Calvert Investment Management, Inc. (“CIM”) served as investment adviser to the Funds and received an annual fee, payable monthly, of 0.41% of the first $500 million of the Calvert Balanced Portfolio’s average daily net assets, 0.385% of the next $500 million of such assets, and 0.35% of all assets above $1 billion; 0.35% of the first $1 billion of the Calvert Bond Portfolio’s average daily net assets and 0.325% of all assets above $1 billion; 0.50% of the first $2 billion of the Calvert Equity Portfolio’s average daily net assets, 0.475% of the next $1 billion of such assets, and 0.45% of all assets above $3 billion. The following chart shows the investment advisory fees paid to CIM by the Funds for the past three fiscal years:

	2014	2015	2016
Calvert Balanced	$2,519,076	$2,801,069	$2,664,773
Calvert Bond	$2,561,965	$2,939,230	$2,946,419
Calvert Equity	$14,228,541	$14,057,812	$10,768,712

The following chart shows the investment advisory fees which were voluntarily waived and not charged to the Funds for the past three fiscal years:

	2014	2015	2016
Calvert Balanced	$16,068	$0	$0
Calvert Bond	$0	$0	$0
Calvert Equity	$445,109	$427,138	$83,160

Sub-Advisers

Atlanta Capital Management Company, LLC (“Atlanta Capital”) is controlled by EVC.   Atlanta Capital serves as Sub-Adviser for the Calvert Equity Portfolio and receives a Sub-Advisory fee, paid by the Adviser.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the applicable Prospectus of the Fund, is provided below.

A.  Other Accounts Managed by Fund Portfolio Managers

The following Fund Portfolio Managers are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager and assets are shown in millions of dollars.

CALVERT BALANCED PORTFOLIO

Vishal Khanduja, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	14	0	0
Total Assets of All Accounts	$5,634.8	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Brian S. Ellis, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	9	0	0
Total Assets of All Accounts	$4,761.9	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Christopher Madden, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	5
Total Assets of All Accounts	$2,625.5	$0	$43.7
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Jade Huang

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	0
Total Assets of All Accounts	$2,625.5	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Charles B. Gaffney*

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	3	0	3
Total Assets of All Accounts	$1,619.1	$0	$2.8
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

CALVERT BOND PORTFOLIO

Vishal Khanduja, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	14	0	0
Total Assets of All Accounts	$5,634.8	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Brian S. Ellis, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	9	0	0
Total Assets of All Accounts	$4,761.9	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

CALVERT EQUITY PORTFOLIO

Atlanta Capital: Joseph B. Hudepohl, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	2	1	79
Total Assets of All Accounts	$2,273.9	$51.7	$1,220.8
Number of Accounts Paying a Performance Fee	0	0	1
Total Assets of Accounts Paying a Performance Fee	$0	$0	$111.0

Atlanta Capital: Lance V. Garrison, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	2	1	79
Total Assets of All Accounts	$2,273.9	$51.7	$1,220.8
Number of Accounts Paying a Performance Fee	0	0	1
Total Assets of Accounts Paying a Performance Fee	$0	$0	$111.0

Atlanta Capital: Jeffrey A. Miller, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	2	1	79
Total Assets of All Accounts	$2,273.9	$51.7	$1,220.8
Number of Accounts Paying a Performance Fee	0	0	1
Total Assets of Accounts Paying a Performance Fee	$0	$0	$111.0

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Atlanta Capital: Robert R. Walton, CFA

Accounts Managed	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	2	1	79
Total Assets of All Accounts	$2,273.9	$51.7	$1,220.8
Number of Accounts Paying a Performance Fee	0	0	1
Total Assets of Accounts Paying a Performance Fee	$0	$0	$111.0

* Mr. Gaffney began serving as a Portfolio Manager of Calvert Balanced Portfolio on December 31, 2016.

B.  Potential Conflicts of Interest in Managing a Fund and Other Accounts

The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund’s investments by a Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Fund Portfolio Managers” above.

CALVERT BALANCED PORTFOLIO AND CALVERT BOND PORTFOLIO

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  The Adviser has adopted trade allocation procedures, which are designed to ensure fair allocation of investment opportunities among all accounts. In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Adviser to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

CALVERT EQUITY PORTFOLIO

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  Atlanta Capital has established procedures to mitigate such conflicts including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.

In some cases, another account managed by a portfolio manager may compensate Atlanta Capital based on the performance of the securities held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties.  In addition, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts.

C.  Compensation of Fund Portfolio Managers

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Adviser or Sub-Adviser (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Fund Portfolio Managers” above.

CALVERT BALANCED PORTFOLIO AND CALVERT BOND PORTFOLIO

Compensation Structure for CRM.  Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock.  The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees.  Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below).  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk).  Performance is normally based on periods ending on the September 30th

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark.  The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company.  The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income.  While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.  For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

CALVERT EQUITY PORTFOLIO

Compensation Structure for Atlanta Capital.  Compensation of Atlanta Capital portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock, and grants of profit participation interests in Atlanta Capital.  Investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Atlanta Capital employees.  Compensation of Atlanta Capital investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team.  Performance is normally based on periods ending on the June 30th preceding fiscal year end.  The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups.  These factors are evaluated on an equal weighted basis.  Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc.  For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts.  The performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) includes consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Atlanta Capital seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  Atlanta Capital utilizes industry survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company.  The size of the overall incentive compensation pool is determined each year by Atlanta Capital’s management team in consultation with EVC and depends primarily on Atlanta Capital’s profitability for the year.  While the salaries of Atlanta Capital portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

D.  Securities Ownership of Portfolio Managers of the Funds

With respect to each Portfolio Manager identified in the applicable Prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2016 in the Fund(s) managed by that individual.  The securities were valued as of September 30, 2016. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Calvert Balanced	CRM	Vishal Khanduja, CFA	None
		Brian S. Ellis, CFA	None
		Christopher Madden, CFA	$1 - $10,000
		Jade Huang	$1 - $10,000
		Charles B. Gaffney	None
Calvert Bond	CRM	Vishal Khanduja, CFA	None
		Brian S. Ellis, CFA	None
Calvert Equity	Atlanta Capital	Joseph B. Hudepohl, CFA	$100,001 - $500,000
		Lance V. Garrison, CFA	$100,001 - $500,000
		Jeffrey A. Miller, CFA	$100,001 - $500,000
		Robert R. Walton, CFA	$100,001 - $500,000

ADMINISTRATIVE SERVICES

As indicated in the Prospectus, CRM serves as administrator of each Fund.  Effective February 1, 2016, each Class of each Fund is authorized to pay CRM an annual fee for providing administrative services to the Fund as described in the Prospectus.  Under each Agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Prior to December 31, 2016, Calvert Investment Administrative Services (“CIAS”), served as each Fund’s administrative services agent. For providing such services prior to February 1, 2016, CIAS received an annual administrative fee payable monthly (as a percentage of average daily net assets) as follows:

	Class A and C	Class I	Class Y
Calvert Balanced	0.275%	0.125%	0.275%
Calvert Bond	0.30%	0.10%	0.30%
Calvert Equity	0.20%	0.10%	0.20%

Commencing February 1, 2016, the administrative fee paid by each share class of each Fund is 0.12% of average daily net assets.  CRM has agreed to contractually waive 0.02% (2 basis points) of the administrative fee annually through January 31, 2018.

For the last three fiscal years, total administrative fees paid to CIAS by the Funds were:

	2014	2015	2016
Calvert Balanced	$1,638,764	$1,854,647	$1,124,969
Calvert Bond	$1,686,694	$1,827,671	$1,293,968
Calvert Equity	$4,886,518	$4,717,744	$3,013,263

During the 2016 fiscal year, CIAS voluntarily waived fees in Calvert Balanced Portfolio, Calvert Bond Portfolio and Calvert Equity Portfolio of $164,663, $196,875 and $283,981, respectively.

METHOD OF DISTRIBUTION

Effective December 31, 2016, Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter and distributor of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Funds. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the members of the Board (including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is a direct, wholly-owned subsidiary of EVC.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Prior to December 31, 2016, Calvert Investment Distributors, Inc. (“CID”) served as distributor for the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the “Plans”) which permit the Funds to pay certain expenses associated with the distribution of shares and shareholder servicing.

Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders and for compensation to broker/dealers, underwriters, and salespersons.

The Fund’s Plans were approved by the Board of Trustees, including the Trustees who are not “interested persons” of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. In establishing the Plans, the Trustees considered various factors including the anticipated amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is annually approved by: (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.

As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses).  In addition to these payments, the Adviser, principal underwriter and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Adviser, principal underwriter and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.

Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers.  Neither the Adviser nor any Sub-Adviser uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2016 were:

	Class A	Class C
Calvert Balanced	$1,369,650	$580,533
Calvert Bond	$790,845	$329,323
Calvert Equity	$3,336,585	$1,718,857

Based on information previously provided by CID, for the fiscal year ended September 30, 2016, the Funds’ Plan expenses for Classes A and C were spent for the following purposes:

Calvert Balanced	Class A	Class C
Compensation to broker/dealers	$1,313,998	$430,940
Compensation to sales personnel	$22,267	$0
Advertising	$4,975	$0
Printing and mailing of prospectuses to other than current shareholders	$628	$0
Compensation to underwriters	$0	$149,593
Interest, financing charges	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$27,782	$0

Calvert Bond	Class A	Class C
Compensation to broker/dealers	$790,845	$285,509
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$43,814
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Calvert Equity	Class A	Class C
Compensation to broker/dealers	$3,336,585	$1,203,023
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$515,833
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Balanced and Equity Portfolios

Class A shares are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

Calvert Bond Portfolio

Class A Shares are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

EVD receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. Based on information previously provided by CID, the aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	2014		2015		2016
Class A	Gross	Net	Gross	Net	Gross	Net
Calvert Balanced	$416,366	$221,023	$483,171	$277,366	$371,939	$177,816
Calvert Bond	$67,758	$40,232	$98,975	$63,384	$87,601	$59,616
Calvert Equity	$361,059	$175,524	$349,298	$177,227	$369,480	$185,127

Class C	2014	2015	2016
Calvert Balanced	$3,194	$4,658	$5,723
Calvert Bond	$5,788	$4,211	$1,189
Calvert Equity	$3,256	$4,999	$8,960

Trustees and certain other affiliated persons of the Funds are exempt from sales charges since the distribution costs are minimal to persons already familiar with the Funds.  Specifically, there is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•

current or retired Directors, Trustees, or Officers of the Calvert funds or CRM and its affiliates; employees of CRM and its affiliates; or their family members (family members include a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories); and

•

directors, officers, and employees of any sub-adviser for the Calvert funds, employees of broker/dealers distributing the Fund’s shares and family members of the sub-adviser, or broker/dealer.

Other groups (e.g., group retirement plans) are exempt from the Class A sales charges due to economies of scale in distribution.  See the Prospectus for additional share purchase information.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.  For these services, BFDS receives a fee based on the number of shareholder accounts and transactions.

Eaton Vance provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Under the agreement, Eaton Vance provides: (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services. For the services it provides, Eaton Vance receives an annual fee equal to $8.00 per account based on the number of non-zero balance accounts at the end of each month.

Prior to December 31, 2016, Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., served as shareholder servicing agent and received an aggregate annual fee equal to $8.00 per account. Shareholder servicing responsibilities included responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

	2014	2015	2016
Calvert Balanced	$147,495	$145,952	$144,567
Calvert Bond	$92,380	$88,576	$86,711
Calvert Equity	$288,200	$265,099	$257,042

PORTFOLIO TRANSACTIONS

The Funds’ Adviser and Sub-Advisers place orders with broker-dealers for the Funds’ portfolio transactions.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Adviser and Sub-Advisers make investment decisions and select brokers and dealers under the direction and supervision of the Board of Trustees.

Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Adviser’s/Sub-Adviser’s obligation to seek best execution.  The Funds have adopted a policy that prohibits the Adviser and their respective Sub-Advisers from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

Based on information previously provided by CID, for the fiscal years noted, total brokerage commissions paid were as follows:*

	2014	2015	2016
Calvert Balanced	$124,885	$63,093	$276,370
Calvert Bond	$14,499	$380	$8,717
Calvert Equity	$785,124	$1,002,671	$1,070,723

* Brokerage commissions data provided prior to fiscal year 2015 include commissions charged for effecting derivatives transactions, such as futures trading.

Calvert Balanced experienced a decrease in brokerage commissions in 2014 due primarily to lower average brokerage commissions paid; the decrease in brokerage commissions in 2015 resulted from fewer portfolio transactions, as the Fund’s portfolio was, in the Adviser’s view, sufficiently attractive throughout the period from both an expected return and risk perspective. Calvert Equity’s decrease in brokerage commissions in 2014 was due to decreased trading activity, while the increase in 2015 reflects a return to a more-normal level of trading activity.

None of the Funds paid brokerage commissions to affiliated persons during any of the last three fiscal years.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

The Funds’ Adviser and Sub-Advisers select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Adviser in monitoring the investment activities of the Sub-Advisers of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Adviser or Sub-Advisers, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Adviser that such research services will be used for the benefit of the Funds as well as other Calvert funds and accounts managed by the Adviser.

Based on information previously provided by CID, for the fiscal year ended September 30, 2016, the Adviser and/or Sub-Advisers allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Calvert Balanced	$338,288,263	$151,537

For the same period, the Adviser received no soft-dollar credits in connection with brokerage transaction or fixed-price offerings.

As of September 30, 2016, the following Funds held securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below:

Fund	Broker/Dealer	Amount
Calvert Balanced	Citigroup Global Markets, Inc.	$15,243,234
	Wells Fargo Advisors, LLC	$12,910,008
	Bank of America	$9,153,683
	Morgan Stanley Smith Barney LLC	$6,688,125
	JP Morgan Chase Manhattan	$2,485,347

Fund	Broker/Dealer	Amount
Calvert Bond	Citigroup Global Markets, Inc.	$39,506,911
	Bank of America	$30,937,855
	Morgan Stanley Smith Barney LLC	$22,112,667
	Wells Fargo Advisors, LLC	$9,336,601
	JP Morgan Chase Manhattan	$5,941,385
	Goldman, Sachs & Co.	$1,406,960
	Morgan Stanley Smith Barney LLC	$930,189

Fund	Broker/Dealer	Amount
Calvert Equity	Wells Fargo Advisors, LLC	$18,842,291

The portfolio turnover rates for the last two fiscal years were as follows:

	2015	2016
Calvert Balanced	99%	146%
Calvert Bond	241%	154%
Calvert Equity	37%	44%

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of a Fund. See the Prospectus for information on disclosure made in filings with the SEC. Pursuant to the Policies, information about portfolio holdings of a Fund may also be disclosed as follows:

•

Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser, or an affiliate of the investment adviser (including portfolio managers and, the portfolio manager of any account that invests in the fund), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the Prospectus; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. To the extent applicable to a Calvert fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), analytical service providers engaged by the investment adviser (Advent, Barclays, Bloomberg L.P., Evare, Factset, McMunn Associates, Inc., MSCI/Barra, Morningstar, and The Yield Book, Inc.), proxy evaluation vendors (Institutional Shareholder Servicing Inc.), compliance service providers (Charles River Systems), pricing services (WM Company Reuters Information Services, FT Interactive Data Corp., JJ Kenny and  Bloomberg), which receive information as needed to price a particular holding, translation services, third-party reconciliation services, lenders under Fund credit facilities (State Street Bank), consultants and other product evaluators (Morgan Stanley Smith Barney LLC, HC Asset Management) and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter. Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board. In addition to the foregoing, disclosure of portfolio holdings may be made to a Fund’s investment adviser as a seed investor in a fund, in order for the adviser or its parent to satisfy certain reporting obligations and reduce its exposure to market risk factors associated with any such seed investment. Also, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

•

Historical portfolio holdings information: From time to time, a Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously. In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Calvert website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

No Fund, the investment adviser, any sub-adviser nor the principal underwriter will receive any monetary or other consideration in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Fund CCO. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between Fund shareholders and its investment adviser, any sub-adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting. The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Adviser and Sub-Advisers, as applicable, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the associated personnel of the Funds, their Adviser and principal underwriter to invest in securities that may be purchased or held by a Fund. The Code of Ethics contains certain conditions such as preclearance of personal securities transactions and restrictions on use of material non-public information.

PROXY VOTING DISCLOSURE

Proxy Voting Policy. The Board adopted proxy voting guidelines (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the Adviser and adopted the proxy voting policies and procedures of the Adviser (the “Adviser Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The members of the Board will review each Fund’s proxy voting records from time to time and will annually consider approving the Adviser Policies for the upcoming year. For additional information, please see a summary of the Adviser’s Proxy Voting Policies and Procedures and the Fund Policy attached hereto as Appendix A and Appendix B, respectively. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, and (2) on the SEC’s website at http://www.sec.gov.  A copy of the Adviser’s Proxy Voting Policy and Procedures is available without charge, upon request, by calling 1-800-368-2745.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of a Fund should send the communication to the attention of the Fund’s Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue, Ste. 1000N
Bethesda, Maryland 20814

All communications should state the specific Calvert fund to which the communication relates.  After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Trustees.

In its function as a nominating committee, the Governance Committee of the Board of Trustees will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years.  Shareholders of a Fund who wish to nominate a candidate to the Board must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee. A shareholder wishing to recommend to the Governance Committee a candidate for election as a Trustee may request the Fund’s Policy for the Consideration of Trustee Nominees by contacting the Fund’s Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund’s Board of Trustees, the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund’s Secretary at the address above.  Communications to individual Trustees or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP serves as the independent registered public accounting firm for the Funds.  State Street Bank & Trust Company, N.A. serves as custodian of the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

GENERAL INFORMATION

Calvert Social Investment Fund (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. All Funds of the Trust are diversified. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Fund offers four separate classes of shares: Class A, Class C, Class I and Class Y.  Each class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each class is subject to differing sales charges and expenses, resulting in differing NAVs and distributions. Upon the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds.  Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

At January 13, 2017, the Trustees and Officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of a Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Fund Name
Name and Address	% of Ownership
Calvert Balanced Portfolio
Pershing LLC	6.23% of Class A
Jersey City, NJ
Pershing LLC	11.94% of Class C
Jersey City, NJ
MLPF&S	11.87% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL
Wells Fargo Clearing Services LLC	10.21% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO
American Enterprise Investment Services	9.67% of Class C
Minneapolis, MN
LPL Financial	5.56% of Class C
Omnibus Customer Account
San Diego, CA
TIAA-CREF Trust Co.	42.71% of Class I
Retirement Plans for which TIAA Acts as Recordkeeper
Saint Louis, MO
National Financial Services Corp.	9.98% of Class I
For the Exclusive Benefit of its Customers
Jersey City, NJ
Wells Fargo Clearing Services LLC	9.10% of Class I
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO
Fidelity Investments Institutional Operations Co	6.82% of Class I
As Agent for Certain Employee Benefit Plans
Covington, KY
Mac & Co.	5.48% of Class I
Mutual Fund Operations
Pittsburgh, PA
Pershing, LLC	17.55% of Class Y
Jersey City, NJ
MLFP&S	14.62% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL
UBS WM USA	13.92% of Class Y
Omni Account M/F
Weehawken, NJ
LPL Financial	10.46% of Class Y
Omnibus Customer Account
San Diego, CA

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

National Financial Services Corp.	9.10% of Class Y
For the Exclusive Benefit of its Customers
Jersey City, NJ
Charles Schwab & Co., Inc.	8.73% of Class Y
Reinvest. Acct.
San Francisco, CA
Raymond James	5.45% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL
Calvert Bond Portfolio
American Enterprise Investment Serv.	7.16% of Class A
Minneapolis, MN
Pershing, LLC	6.44% of Class A
Jersey City, NJ
Charles Schwab & Co., Inc.	5.61% of Class A
Reinvest. Acct.
San Francisco, CA
Calvert Distributors FBO DC 529 Plan	5.34% of Class A
Since Option 14-16
Washington D.C.
Calvert Distributors FBO DC 529 Plan	5.21% of Class A
Since Option 11-13
Washington D.C.
MLFP&S	16.67% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL
Pershing, LLC	9.94% of Class C
Jersey City, NJ
Raymond James	7.68% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL
Wells Fargo Clearing Services LLC	7.65% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO
American Enterprise Investment Services	6.71% of Class C
Minneapolis, MN
Charles Schwab & Co., Inc.	13.31% of Class I
Reinvest Account
San Francisco, CA
National Financial Services Corp.	13.14% of Class I
For the Exclusive Benefit of its Customers
Jersey City, NJ
Calvert Conservative Allocation Fund	12.08% of Class I
Bethesda, MD
Calvert Moderate Allocation Fund	10.84% of Class I
Bethesda, MD

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

PIMS/Prudential Retirement	5.93% of Class I
As Nominee for the TTEE/Cust
State of Connecticut Deferred
Hartford, CT
Lincoln Retirement Services	5.04% of Class I
FBO FMOL Health System Voluntary 403b Plan
Fort Wayne, IN
UBS WM USA	32.58% of Class Y
Omni Account M/F
Weehawken, NJ
National Financial Services Corp.	18.64% of Class Y
For the Exclusive Benefit of its Customers
Jersey City, NJ
MLPF&S	8.74% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL
LPL Financial	7.95% of Class Y
Omnibus Customer Account
San Diego, CA
Pershing, LLC	5.20% of Class Y
Jersey City, NJ
Calvert Equity Portfolio
American Enterprise Investment Serv.	6.93% of Class A
Minneapolis, MN
Pershing, LLC	6.27% of Class A
Jersey City, NJ
MLPF&S	14.93% of Class C
For the Sole Benefit of Its Customers
Jacksonville, FL
Wells Fargo Clearing Services LLC	10.71% of Class C
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
Pershing, LLC	8.37% of Class C
Jersey City, NJ
Raymond James	6.09% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL
Charles Schwab & Co., Inc.	5.47% of Class C
Reinvest Account
San Francisco, CA
American Enterprise Investment Serv.	5.03% of Class C
Minneapolis, MN
National Financial Services Corp.	11.89% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ
Brown Brothers Harriman & Co.	11.71% of Class I
New York, NY

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Wells Fargo Clearing Services LLC	10.10% of Class I
Special Custody Account for the Exclusive Benefit of Customers
Saint Louis, MO
Charles Schwab & Co., Inc.	8.91% of Class I
Reinvest Account
San Francisco, CA
State of Wisconsin	8.83% of Class I
Deferred Compensation Board Trustee
Columbus, OH
Pershing LLC	7.41% of Class I
Jersey City, NJ
Fidelity Investments Institutional Operations Company	7.36% of Class I
As Agent for Certain Employee Benefit Plans
Covington, KY
MLFP&S	14.63% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL
National Financial Service Corp.	11.75% of Class Y
For the Exclusive Benefit of Our Customers
Jersey City, NJ
UBS WM USA	10.51% of Class Y
Omni Account M/F
Jersey City, NJ
Amerita Life Insurance Corp	6.19% of Class Y
Separate Account G-2
Lincoln, NE
Charles Schwab & Co., Inc.	6.14% of Class I
Reinvest Account
San Francisco, CA
Pershing LLC	5.09% of Class Y
Jersey City, NJ

Beneficial owners of 25% or more of a Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of a Class of a Fund as of such date.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its annual report to shareholders and are incorporated by reference into this SAI. A copy of each annual report accompanies this SAI.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Appendix A

SUMMARY OF ADVISER PROXY VOTING POLICY
AND PROCEDURES

The Adviser votes proxies for Clients unless (i) a Client elects to retain proxy voting authority in the applicable investment advisory agreement or (ii) the Client is a sub-advised Fund and voting authority has been delegated to the sub-adviser in the applicable investment sub-advisory agreement. The Adviser’s Proxy Committee provides oversight of the Adviser’s proxy voting activities with respect to portfolio securities held in Client accounts. Clients that wish to vote proxies in a particular manner must retain proxy voting authority in the investment advisory agreement.

The Adviser has established the Calvert Funds’ Global Proxy Voting Guidelines (the “Guidelines”) and will vote proxies for all Clients in accordance with the Guidelines. The Guidelines are consistent with the Calvert Principles of Responsible Investment.

The Adviser has also adopted proxy voting policies and procedures (the “Proxy Voting Policy”) that it believes are reasonably designed to address proxy voting issues that raise potential conflicts of interest. The Proxy Voting Policy seeks to ensure that the Adviser votes proxies in the best interests of its Clients and in accordance with the Guidelines.

The Adviser’s Proxy Committee is responsible for monitoring and resolving material conflicts between the Adviser’s interests and those of its Clients with respect to proxy voting. Adherence to the Guidelines should help to avoid any such conflicts of interest between and any Client account or between different Client accounts. When the Guidelines do not address the manner in which a particular proxy should be voted, the Adviser will contact the Client (or, in the case of the Calvert Funds, the Client’s Audit Committee) to resolve any possible conflict.

Clients may obtain information about how the Adviser voted proxies and its Proxy Voting Policy by emailing Jason Schumacher, Vice President and Fund Oversight Senior Manager, at Jason.Schumacher@Calvert.com.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Appendix B

GLOBAL PROXY VOTING GUIDELINES FOR
CALVERT FAMILY OF FUNDS

I.  INTRODUCTION

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations.  A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment).  In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

Long-Term Value.  Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders.  Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.  Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability.  Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability:  independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability.  Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices.  Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.  Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”).  The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies.  There also may be instances when the Adviser votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate adviser the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals.  To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund adviser generally foresees voting all shares as described except in special circumstances where the adviser determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund adviser cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines.  When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change.  Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund adviser will assess both best practices in the country in question and consistency with the Fund's Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

II.  CORPORATE GOVERNANCE

A.  Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders.  While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners.  In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography.  Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards.  Therefore, for private companies, the fund adviser will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•

The Fund adviser will oppose slates of directors without at least a majority of independent directors.

•

The Fund adviser will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•

The Fund adviser will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•

The Fund adviser will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Board Diversity

•

The Fund adviser will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

•

The Fund adviser may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•

The Fund adviser may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.

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The Fund adviser will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

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The Fund adviser will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

•

The Fund adviser will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•

The Fund adviser will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•

The Fund adviser will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

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The Fund adviser will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•

The Fund adviser will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•

The Fund adviser will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

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The Fund adviser will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•

The Fund adviser will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

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The Fund adviser will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund adviser will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

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The Fund adviser will examine and vote on a case-by-case basis proposals to limit director tenure.

•

The Fund adviser will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

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The Fund adviser will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

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The Fund adviser will oppose excessive awards of stock or stock options to directors.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

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The Fund adviser will evaluate director nominees on case-by-case basis in contested election of directors.

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The Fund adviser will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

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The Fund adviser will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees.  Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes.  Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

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The Fund adviser will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.  In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

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The Fund adviser will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

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The Fund adviser will ordinarily oppose supermajority vote requirements.

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The Fund adviser will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

•

The Fund adviser will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

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The Fund adviser will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right.  We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

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The Fund adviser will ordinarily support management and shareholder proposals that grant  shareowner access to the proxy ballot.

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The Fund adviser will examine and vote on a case-by-case basis proposals that create threshold targets for shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

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The Fund adviser will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

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The Fund adviser will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

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The Fund adviser will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation.  This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund adviser will ordinarily oppose proposals to create dual classes of stock.  However, the adviser will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

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The Fund adviser will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.  Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

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The Fund adviser will ordinarily oppose proposals seeking ratification of the auditor when the adviser determines that the independence of the auditor may be compromised.

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The Fund adviser will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

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The Fund adviser will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

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The Fund adviser will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

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The Fund adviser will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

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The Fund adviser will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

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The Fund adviser will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the adviser determines that the independence of the auditor may be compromised.

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The Fund adviser will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world.  The common thread throughout all of these codes is that shareowners want their companies to be transparent.

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The Fund adviser will ordinarily support proposals that call for full disclosure of company financial performance.

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The Fund adviser will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

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The Fund adviser will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

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The Fund adviser will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

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The Fund adviser will ordinarily support proposals that call for disclosure of related party transactions.

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The Fund adviser will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

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The Fund adviser will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

B.  Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.  Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.  The structure of these compensation plans often determines the level of alignment between management and shareowner interests.  Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria.  These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

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The Fund adviser will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

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The Fund adviser will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

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The Fund adviser will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

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The Fund adviser will support proposals seeking to establish an annual shareholder advisory vote on compensation.

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The Fund adviser will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

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The Fund adviser will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

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The Fund adviser may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

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The Fund adviser will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

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The Fund adviser will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

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The Fund adviser will examine and ordinarily oppose proposals for re-pricing of underwater options.

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The Fund adviser will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

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The Fund adviser will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.

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The Fund adviser will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

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The Fund adviser will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

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The Fund adviser will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).  The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

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The Fund adviser will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

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The Fund adviser will support proposals requesting that management provide a pay equity report.

Ratio between CEO and Worker Pay

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The Fund adviser will support proposals requesting that management report on the ratio between CEO and employee compensation.

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The Fund adviser will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

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The Fund adviser will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

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The Fund adviser will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

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The Fund adviser will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

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The Fund adviser will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.  Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

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The Fund adviser will support proposals that consider non-financial impacts of mergers.

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The Fund adviser will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

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The Fund adviser will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.  Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

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The Fund adviser will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

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The Fund adviser will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

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The Fund adviser will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

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The Fund adviser will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

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The Fund adviser will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

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The Fund adviser will ordinarily oppose proposals to reincorporate outside the United States if the adviser determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

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The Fund adviser will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

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The Fund adviser will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund adviser will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

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The Fund adviser will ordinarily oppose the creation of blank check preferred stock.  In addition, the Fund adviser will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

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The Fund adviser will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

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The Fund adviser will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares.  This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

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The Fund adviser will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.  CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.  Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility.  Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure.  As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

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The Fund adviser will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

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The Fund adviser will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.  Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

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The Fund adviser will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

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The Fund adviser will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

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The Fund adviser will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

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The Fund adviser will support proposals requesting that a company become a signatory to the Ceres Principles.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Climate Change Mitigation

Shareholder initiatives on climate change have focused on companies that contribute materially to climate change.  Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective-and often cost-saving-steps to reduce energy use that contribute to climate change.  Initiatives have included proposals requesting companies to disclose information, using various guidelines.  This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

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The Fund adviser will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

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The Fund adviser will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

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The Fund adviser will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

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The Fund adviser will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.

Climate Change Adaptation

Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change.  Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts.  Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

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The Fund adviser will support proposals seeking the preparation of a report on the company’s risks due to climate change.

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The Fund adviser will support proposals seeking disclosure of the company’s plans to adapt to climate change.

Chemical and Other Global Sustainability Concerns

In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

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The Fund adviser will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

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The Fund adviser will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

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The Fund adviser will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

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The Fund adviser will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

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The Fund adviser will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

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The Fund adviser will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

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The Fund adviser will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Land-Use Change / Biodiversity Conservation / GMOs

Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

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The Fund adviser will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

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The Fund adviser will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

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The Fund adviser will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing

Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf..” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

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The Fund adviser will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

C.  Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

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The Fund adviser will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

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The Fund adviser will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

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The Fund adviser will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

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The Fund adviser will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers.  This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).  Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

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The Fund adviser will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

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The Fund adviser will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

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The Fund adviser will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

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The Fund adviser will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

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The Fund adviser will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

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The Fund adviser will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

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The Fund adviser will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

D.  International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries.  For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma.  In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

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The Fund adviser will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

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The Fund adviser will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

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The Fund adviser will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

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The Fund adviser will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

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The Fund adviser will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

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The Fund adviser will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

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The Fund adviser will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.

Internet Surveillance/Censorship and Data Security

Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

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The Fund adviser will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

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The Fund adviser will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation.  Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development.  In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations.  These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions.  Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

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The Fund adviser will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

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The Fund adviser will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

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The Fund adviser will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

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The Fund adviser will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.  Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.  Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

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The Fund adviser will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

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The Fund adviser will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

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The Fund adviser will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

F.  Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

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The Fund adviser will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

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The Fund adviser will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

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The Fund adviser will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

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The Fund adviser will ordinarily support proposals asking companies to disclose product ingredients.

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The Fund adviser will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

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The Fund adviser will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

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The Fund adviser will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

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The Fund adviser will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

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The Fund adviser will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.

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The Fund adviser will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

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The Fund adviser will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

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The Fund adviser will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

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The Fund adviser will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

G.  Weapons Contracting

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

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The Fund adviser will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.  Community

Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

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The Fund adviser will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

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The Fund adviser will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

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The Fund adviser will support proposals calling on companies to address and eliminate predatory lending practices.

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The Fund adviser will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

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The Fund adviser will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care.  Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

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The Fund adviser will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

I.  Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

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The Fund adviser will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

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The Fund adviser will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

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The Fund adviser will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

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The Fund adviser will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.  Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s adviser to vote in accordance with the Fund’s specific sustainable and socially responsible criteria.  In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV.  CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment adviser, sub-adviser, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.

Last Revised March 2016.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Appendix C

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source:  Standard & Poor’s Ratings Services)

Bonds

AAA:

An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:

An obligation rated AA differs from the highest-rated obligations only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:

An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:

An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B:

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:

An obligation rated CC is currently highly vulnerable to nonpayment.

C:

An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:

An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Notes

SP-1:

These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:

These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:

These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1:

This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:

This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:

This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

LONG-TERM OBLIGATION RATINGS (source: Moody’s Investors Service)

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:

Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and may possess certain speculative characteristics.

Ba:

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:

Obligations rated B are considered speculative and are subject to high credit risk.

Caa:

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS (source: Moody’s Investors Service)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

APPENDIX D

ADDITIONAL INFORMATION REQUIRED

BY LOCAL JURISDICTIONS IN WHICH THE FUND MAY BE OFFERED

Additional information regarding the Fund’s investments

Leverage.  The Fund may not engage in transactions for the purposes of speculation or leverage.

Borrowing.  A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2016.

Changes to the investment strategy

The value of the Fund’s assets can fluctuate as a result of its investment policy.

Unless otherwise noted in the Prospectus as requiring shareholder approval or advance notice to shareholders or unless otherwise required by law, CRM is authorized to amend the conditions set out in the Prospectus, including by changing the investment strategy of the Fund.

Management Fees

Management fee as disclosed in the Fund’s Prospectus under “Fees and Expenses of the Fund” include the advisory fee paid by the Fund to the Adviser and the administrative fee paid by the Fund to the administrator.

Guarantees for repurchase and repayment

Unless not required on the basis of statutory provisions or in the case of limitation or suspension, there are at all times sufficient guarantees available within the Fund to be able to comply with the Fund’s repurchase and repayment obligations.

Payment of Dividends

The payment of distributions to shareholders of the Funds, the composition of the payments and the manner of payment will be published from time to time on the Fund’s website at www.Calvert.com.

Compensation for incorrectly calculated NAV

If the NAV is calculated incorrectly, the Adviser will compensate the existing shareholders- or the disadvantaged entering or exiting shareholders- for any adverse consequences if the deviation with respect to the correct NAV is at least one half of 1% (0.5%) of the originally computed NAV.

Reports to shareholders

The Fund will provide shareholders with annual and semi-annual reports 60 days following the Fund’s fiscal year and mid-year. The Fund’s fiscal year begins October 1 and ends September 30.  These reports contain updated financial information, a list of the Fund’s portfolio securities, and other information. The information in the shareholder reports will be current as of the date of the particular report. For example, the last day of the Fund’s fiscal year for the annual report.

Obtaining Additional Information about the Fund

Calvert Social Investment Fund is organized as a Massachusetts business trust. Certain information regarding the business and certificate of status can be requested, at cost, from the Secretary of the Commonwealth of Massachusetts online at http://corp.sec.state.ma.us/corpweb/CorpSearch/CorpSearch.aspx.

A copy of the Fund’s Declaration of Trust and By-Laws have been filed with the U.S. Securities and Exchange Commission (SEC) as an exhibit to the Fund’s registration statement and is available online without charge by accessing the SEC’s EDGAR database at www.sec.gov.  Shareholders may request copies of these documents free of charge from the Fund, and may also request from the Fund, at cost, any information that, pursuant to any statutory requirement must be registered with the Dutch Trade register regarding the Fund.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Additional information regarding the Funds’ service providers

Calvert Research and Management (CRM or the Adviser), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment adviser for the Fund. CRM provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees who are affiliated persons of and employed by CRM.  A copy of the Adviser’s Form ADV is available online at http://www.adviserinfo.sec.gov.  Shareholders may also request from the Fund, at cost, any information that, pursuant to any statutory requirement must be registered with the Dutch Trade register regarding the Adviser.

Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110, is the principal underwriter for the Fund. EVD is an affiliate of Eaton Vance. Under the terms of its underwriting agreement with the Fund, EVD markets and distributes the Fund’s shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

KPMG LLP, serves as the independent registered public accounting firm to the Fund. KPMG LLP provides audit services and tax return preparation services.

State Street Bank & Trust Company, N.A., (“SSBT” or the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Fund. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The custodian has no part in deciding the Fund’s investment policies or the choice of securities that are to be purchased or sold for the Fund.

Under the Master Custodian Agreement on behalf of the Fund (the “Custody Agreement”), the Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out services under the Custody Agreement as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.  A copy of the Fund’s Custody Agreement has been filed with the SEC as an exhibit to the Fund’s registration statement and is available online without charge by accessing the SEC’s EDGAR database at www.sec.gov.  Shareholders may also request from the Fund, at cost, any information that, pursuant to any statutory requirement must be registered with the Dutch Trade register regarding the Custodian.

The Custodian shall from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by Board of the Fund. The Custodian may employ as sub-custodian for the Fund’s foreign securities foreign banking institutions and foreign securities depositories but only in accordance with the applicable provisions of the Custody Agreement. The Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.  Conflicts of interests may occur from time to time between the Custodian and third parties to whom work has been outsourced. If a potential or actual conflict of interest occurs during the normal course of events, the Custodian shall comply with the applicable legislation.

Liability Pursuant to the Custody Agreement, except as may arise from the Custodians own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Fund or any Investment Adviser in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodians sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodians sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.  The Fund shall inform investors of any changes with respect to the Custodian’s liability.

Affiliated Service Providers.  In addition to services of other third parties, the Fund and Adviser may use the services of affiliates. The services or transactions that will or may be performed by or with affiliates may include: fund administration and distribution. All these services and transactions are executed at market rates.

Insurance

CRM covers its professional liability risks resulting from its activities as investment adviser by carrying a joint Investment Adviser Professional Liability and Mutual Fund Liability policy, as well as an Excess Policy.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Other Funds and Pooled Vehicles Managed by CRM

As of December 31, 2016, the following list includes all funds managed by CRM:

Calvert Aggressive Allocation Fund

Calvert Balanced Portfolio

Calvert Bond Portfolio

Calvert Capital Accumulation Fund

Calvert Conservative Allocation Fund

Calvert Developed Markets Ex-US Responsible Index Fund

Calvert Emerging Markets Equity Fund

Calvert Equity Portfolio

Calvert Global Energy Solutions Fund

Calvert Global Water Fund

Calvert Green Bond Fund

Calvert High Yield Bond Fund

Calvert Income Fund

Calvert International Equity Fund

Calvert International Opportunities

Calvert Long-Term Income Fund

Calvert Moderate Allocation Fund

Calvert Short Duration Income Fund

Calvert Small Cap Fund

Calvert Tax-Free Responsible Impact Bond Fund

Calvert Ultra-Short Income Fund

Calvert Unconstrained Bond Fund

Calvert US Large Cap Core Responsible Index Fund

Calvert US Large Cap Growth Responsible Index Fund

Calvert US Large Cap Value Responsible Index Fund

Calvert US Mid Cap Core Responsible Index Fund

Calvert VP EAFE International Index Portfolio

Calvert VP Investment Grade Bond Index Portfolio

Calvert VP Nasdaq 100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index

Calvert VP S&P 500 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Calvert VP SRI Balanced Portfolio

Calvert VP SRI Mid Cap Portfolio

Calvert VP Volatility Managed Growth Portfolio

Calvert VP Volatility Managed Moderate Growth Portfolio

Calvert VP Volatility Managed Moderate Portfolio

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Shareholder Rights

Amendments.  The Declaration of Trust of the Calvert Social Investment Fund, setting forth the rights of shareholders, may be amended or otherwise supplemented pursuant to authorization by a majority of the Trustees then in office and by a majority shareholder vote, or by any larger vote which may be required by applicable law.  Any proposal to amend the terms between the Fund and its investors shall be explained on the Fund’s website, at www.Calvert.com.

Shareholder Meetings.  There shall be no annual meetings of shareholders except as required by law.  A special meeting of the shareholders of a Fund shall be held (a) whenever ordered by: (i) a majority of the Trustees then in office, (ii) the chairperson of the Board or (iii) the President of the Board, or (b) whenever election of a Trustee(s) by shareholders is required by the provisions of Section 16(a) of the Investment Company Act of 1940. A special meeting of the shareholders shall also be called upon the order of the Trustees upon the written request of the shareholders holding shares representing in the aggregate not less than ten percent (10%) of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that: (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which estimate the Secretary shall determine and specify to such Shareholders. The business transacted at any special meeting of Shareholders shall be limited to the purpose stated in the notice of such special meeting.

Notice of all meetings of Shareholders and any postponements thereof, stating the time, place and purposes of the meeting, shall be given in writing, as well as on the Fund’s website, at least fourteen (14) days and not more than ninety (90) days before the date for the meeting set forth in such notice, to each Shareholder of record.

Voting. Each share is entitled to one vote on each matter submitted to a vote at a meeting of shareholders and shall have a fractional vote for each fraction of a share held.  On any matter submitted to a vote of the shareholders, all shares of all series and classes of the registrant then entitled to vote shall be voted together, except that (i) when required by the Investment Company Act of 1940 to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Liquidation of Funds.  Whenever no shares of the Fund are outstanding, then the Trustees may abolish the Fund (or any class of shares of the Fund for which there are no outstanding shares).

Complaints

Shareholders may submit complaints with respect to the Fund by contacting Calvert funds’ client services department at 800-368-2745.

Applicable Law

Shares of the Fund are not listed on a listed or a regulated or other market in financial instruments.

The Calvert Equity Portfolio is created under and is to be governed by and construed and administered according to its Declaration of Trust and By-Laws, the laws of the Commonwealth of Massachusetts and the federal securities laws of the United States.

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Compliance with Dutch Requirements

Restrictions on distribution, offering and investment.  No person receiving a copy of this prospectus in any jurisdiction which prohibits the distribution of the prospectus or the offering of shares in the Fund in such jurisdiction may treat the same as constituting an offer to that person in the relevant jurisdiction. It is the responsibility of any person wishing to acquire shares to satisfy himself as to the full observance of the laws of the relevant jurisdiction in connection therewith, including obtaining any governmental or other consents which may be required or observing any other relevant requirements, such as those regarding the payment of taxes, in such jurisdiction.

European Economic Area (“EEA”).  Within the EEA and pursuant to the Alternative Investment Fund Manager (“AIFM”) Rules*, shares may only be offered, sold, transferred or delivered to Professional Investors (as defined in Section 1:1 of the Dutch Financial Supervision Act (Wet op het financieel toezicht, “Wft”)) in the Netherlands, and Professional Investors in other member states of the EEA (“EEA Member States”) where, in accordance with the AIFMD, the local competent authorities have been notified of the Adviser’s intention to offer shares to such investors. Within the EEA, shares may only be offered to non-Professional Investors in those EEA Member States that permit the offering of shares of alternative investment funds (“AIFs”) to non-Professional Investors in their territory and, if so, if the additional requirements that such EEA Member States impose for such offering are complied with.

The Netherlands: The shares in the Fund are offered in the Netherlands under Section 1:13b of the Dutch Financial Supervision Act (Wet op het financieel toezicht, “Wft”). In accordance with this provision, Calvert Research and Management has notified the Netherlands Authority for the Financial Markets (Autoriteit Financiële Markten, “AFM”) of its intention to offer the shares in the Fund in the Netherlands. As a consequence, (i) neither Calvert Research and Management nor the Fund are subject to the license requirement for investment institutions or their managers contained in the Wft, (ii) neither Calvert Research and Management nor the Fund are subject to supervision by the Dutch Central Bank (De Nederlandsche Bank) or the AFM, and (iii) this Statement of Additional Information is not subject to approval by the AFM.

In addition, no approved prospectus has to be published in the Netherlands pursuant to Article 3 of Directive 2003/71/EC (the EU Prospectus Directive) as amended and implemented in Netherlands law. Calvert Research and Management is solely subject to limited ongoing regulatory requirements pursuant to Article 42 of the AIFMD as implemented in Netherlands law.

* The corpus of rules formed by i) Directive 2011/61/EU of the European Parliament and of the Council of the European Union of 8 June 2011 on AIFMs, including any amendment thereto (the “AIFMD”) ii) the Commission Delegated Regulation (EU) No 231/2013 of 19 December 2012 supplementing the AIFMD, including any amendment Thereto (the “AIFM Regulation”), iii) any binding guidelines or other delegated acts and regulations issued by the relevant European Union authorities from time to time pursuant to the AIFMD and/or the AIFM Regulation, and iv) any national laws and regulations relating to AIFMs which are applicable to the Fund, and to the Adviser and the Fund’s depositary (the “Depositary”) in respect of their duties for the Fund.

Statement by the Manager

The Adviser declares that Calvert Research and Management, the Fund and this Prospectus (including the statutory prospectus and Statement of Additional Information of the Fund) comply with applicable law in the Netherlands.

March 23, 2017

Calvert Research and Management

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017

Opinion of the Fund’s Auditor

Assurance report of the independent auditor

To: the Board of Trustees of Calvert Equity Portfolio

Engagement and responsibilities

We have performed an assurance engagement regarding the contents of the prospectus for Calvert Equity Portfolio. In this respect we have examined, whether the prospectus dated 23 March 2017 of Calvert Equity Portfolio (the ‘Fund’), at least contains the information required for the prospectus of an investment entity set by and pursuant to the Dutch Financial Supervision Act (Wet op het financieel toezicht, Wft).

Unless specifically stated to the contrary in the prospectus, the information contained in the prospectus is unaudited.

The responsibilities are as follows:

•

The Board of Trustees of the Fund is responsible for the preparation of the prospectus that at least contains the information required for the prospectus of an investment entity set by or pursuant to the Wft;

•

Our responsibility is to issue a statement as referred to in section 115x subsection 1e of the Decree on Conduct of Business Supervision of Financial Undertakings under the Wft (Besluit Gedragstoezicht financiële ondernemingen Wft, BGfo Wft).

Scope

We conducted our examination in accordance with Dutch law, including Dutch Standard 3000A ‘Assurance-opdrachten anders dan opdrachten tot controle of beoordeling van historische financiële informatie (attest-opdrachten)’ (Assurance engagements other than audits or reviews of historical financial information-attest engagement). Accordingly, we have performed the procedures we considered necessary in the circumstances to be able to express an opinion. It is our responsibility to plan and perform our activities in order to obtain reasonable assurance whether the prospectus at least contains the information required for the prospectus of an investment entity set by and pursuant to Wft.

According to article 115x subsection 1c BGfo Wft the prospectus of an investment entity contains information, necessary for investors to form an opinion about the investment entity and its costs and risks. The act does not require the auditor to perform these additional procedures with respect to article 115x subsection 1c BGfo Wft.

We are independent of Calvert Equity Portfolio in accordance with the Verordening inzake de onafhankelijkheid van accountants bij assurance-opdrachten (ViO) and other relevant  independence regulations in the Netherlands. Furthermore, we have complied with the Verordening gedrags- en beroepsregels accountants (VGBA).

We apply the ‘Nadere voorschriften accountantskantoren ter zake van assurance opdrachten RA’ and accordingly maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

We believe that the assurance evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

Our opinion has been formed based on the activities as described before. In our opinion, the prospectus of Calvert Equity Portfolio at least contains in all material aspects the information required for the prospectus of an investment entity set by and pursuant to the Wft.

Amstelveen, 23 March 2017

KPMG Accountants N.V.

W.L.L. Paulissen RA

Calvert Social Investment Funds

SAI dated February 1, 2017 as revised March 23, 2017